Exhibit 10.500

ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE AGREEMENT

For good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned, INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation, (“Assignor”) hereby assigns to INLAND WESTERN MARKHAM CORP., a New Brunswick corporation, (“Assignee”) all of its right, title and interest as a party to that certain Purchase and Sale Agreement (the “Purchase Agreement”) by and between INLAND REAL ESTATE ACQUISITIONS, INC., or its Designees, (collectively, “Purchaser”), and 1001674 ONTARIO, INC. and 1001675 ONTARIO, INC. (collectively, “Seller”), dated January 25, 2005 for purchase and sale of certain real property commonly known as 101 McNabb Street, Markham, Ontario, Canada (the “Property”).

By execution hereof by Assignee, Assignee for itself and its successors and assigns hereby accepts the assignment and assumes all of the obligations of Assignor under the Purchase Agreement.

This Assignment is effective as of the 25th day of January, 2005.

ASSIGNOR:	INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation

	By:	/s/ G. Joseph Cosenza
G. Joseph Cosenza
	Its:	President

ASSIGNEE:	INLAND WESTERN MARKHAM CORP., a New Brunswick corporation

	By:	/s/ [ILLEGIBLE]

	Its:	asst. Secretary